Exhibit 99.1 MediciNova Corporate Presentation March 2025

Forward-Looking Statements Statements in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding MediciNova’s clinical trials supporting the safety and efficacy of its product candidates and the potential novelty of such product candidates as treatments for disease, plans and objectives for clinical trials and product development, strategies, future performance, expectations, assumptions, financial condition, liquidity and capital resources. These forward-looking statements include, without limitation, statements regarding the future development and efficacy of MN-166 and MN-001. These forward-looking statements may be preceded by, followed by or otherwise include the words believes, expects, anticipates, intends, estimates, projects, can, could, may, will, would, considering, planning or simil ar expressions. These forward-looking statements involve a number of risks and uncertainties that may cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results or events to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, risks of obtaining future partner or grant funding for development of MN-166 and MN-001, and risks of raising sufficient capital when needed to fund MediciNova's operations and contribution to clinical development, risks and uncertainties inherent in clinical trials, including the potential cost, expected timing and risks associated with clinical trials designed to meet FDA guidance and the viability of further development considering these factors, product development and commercialization risks, risks related to MediciNova’s reliance on the success of its MN- 166 and MN-001 product candidates, the uncertainty of whether the results of clinical trials will be predictive of results in la ter stages of product development, the risk of delays or failure to obtain or maintain regulatory approval, risks associated with the reliance on third parties to sponsor and fund clinical trials, risks regarding intellectual property rights in product candidates and the ability to defend and enforce such intellectual property rights, the risk of failure of the third parties upon whom MediciNova relies to conduct its clinical trials and manufacture its product candidates to perform as expected, the risk of increased cost and delays due to delays in the commencement, enrollment, completion or analysis of clinical trials or significant issues regarding the adequacy of clinical trial designs or the execution of clinical trials, and the timing of expected filings with the regulatory authorities, MediciNova's collaborations with third parties, the availability of funds to complete product development plans and MediciNov a's ability to obtain third party funding for programs and raise sufficient capital when needed, and the other risks and uncertainties described in MediciNova's filings with the Securi ties and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2024 and its subsequent periodic reports on Forms 10-Q and 8-K. MediciNova disclaims any intent or obligation to revise or update these forward-looking statements. © MediciNova, Inc. 2

MediciNova Overview ✓ US Office: San Diego; Japan Office: Tokyo • Dual listed in TSE JASDAQ (4875) and NASDAQ (MNOV) ✓ Biopharma company developing late-stage drug candidate • Multiple late-stage pipelines (Phase 2/3, Phase 2) • Well-established safety profile ✓ Focused on unmet medical needs • MN-166 (ibudilast):Neurodegenerative disease, Brain tumor • MN-001(tipelukast): Metabolic diseases (Hyperlipidemia/T2DM, NAFLD (MAFLD)) ✓ Capital efficient model • Operating cash burn ~ $12 M/year • Royalty income from out-licensed program (Sanofi/Genzyme) • Majority funding for MNOV Clinical trials have been sponsored by the US and/or other government agencies. © MediciNova, Inc. 3

MNOV Core Pipelines

Indication	Phase 1	Phase 2	Phase 3
MN-166 (ibudilast)			
ALS* (Amyotrophic Lateral Sclerosis) * Orphan disease, Fast Track			
Brain Tumor (Glioblastoma** Brain metastasis) ** Fast Track			
Acute Lung Injury / Sever Pneumonia			
MN-001 (tipelukast)			
Type 2 DM+ Hyper TG + NAFLD			
SAR 444836 (AAV gene therapy) Out-licensed to Sanofi/Genzyme			
PKU (Phenylketonuria)			

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MEDICINOVA

Academia Partnered Programs • All non-core programs are FULLY FUNDED by public/government agencies, run by academia researchers from reputable institutions in US, UK, Australia, and Canada • Upon completion MNOV has full rights for regulatory applications with ZERO development expenses • MNOV then has exclusive rights to commercialization, following regulatory filings © MediciNova, Inc. 5

MN-166 Ibudilast 6

MN-166 Overview

CODE	**MN-166**
Description	**Small Molecule**
Chemical Name	**Ibudilast**
Administrate Route	**Oral** **I.V. injection**
Mechanism of Action (MOA)	**Multiple MOAs** MIF (macrophage inhibitory factor) inhibitor PDE (phosphodiesterase) 3, 4, 10, and 11 inhibitor TLR4 (Toll-Like-Receptor 4) inhibitor **Clinical effect** Reduce neuroinflammation Neuro-protection Tumor microenvironment modification


N
N
O

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© MediciNova, Inc.
MEDICINOVA

Positive outcome from first Phase 2 ALS study (MN-166-ALS-1201) Study Summary • Single-center (PI: Dr. Brooks, Carolina Neuromuscular ALS MDA Center), R(1:2), PCT, DB followed by OLE • Target ALS patients (ALS history ~ 5 years), on Riluzole treatment • Treatment: 60 mg/day MN-166 or Placebo X 6 months followed by 6-mo OLE • Total 51 patients enrolled R=Randomized , PCT=placebo-control , DB=double-blind, OLE=Open-Label-Extension Responder Anlaysis Outcome Responder Category Placebo (n=16) MN-166 (n=33) +Riluzole +Riluzole ALSFRS-R Stable or improved from baseline 2/16 (12.5%) 7/33 (21.2%) ALSAQ-5 4/16 (25%) 17/33 (51.5%) (QOL) MMT 4/16 (25%) 11/33 (33.3%) (muscle strength) Results: More responders in MN-166 treatment group © MediciNova, Inc. Ref: Oskarsson B, et al. Neurodegener Dis Manag. 2021 Dec;11(6) 8

Ongoing Phase 2/3 ALS study
(COMBAT-ALS / MN-166-ALS-2301)

Study Sites : Multi-centers in US and Canada



Study Design : R (1:1), PCT, DB study followed by OLE



Screening
Double-Blind
OLE
Follow up
Screening
MN-166
Placebo
MN-166
MN-166
Follow up
Visit 1 Day -30 ~ - 8
Visit 2 Day -7 ~ - 1
Baseline Day 1
End of DB M 12
End of OLE M 18
2 wks after last dose

Target Patients: Early-stage ALS (ALS history within 18 mo)

Dose : 100mg/day or placebo

Treatment Duration : 12-mo DB, 6-mo OLE

Size: N=230 (randomized)

Primary Endpoint : Change from baseline in ALSFRS-R score at Month 12 and survival time (global rank test)

Secondary Endpoint : Muscle strength (HHD), Quality of Life (ALSAQ-5)Responder Analysis (ALSFRS-R)
Survival time, Safety and tolerability

Study status : As of Dec 2024, total 228 enrolled, 193 randomized

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© MediciNova, Inc.
MEDICINOVA

Upcoming NIH funding Expand Access ALS study (SEA-NOBI-ALS)

Sponsor : NIH NINDS (National Institute of Neurological Disorders and Strokes)

Funding Amount : $ 22 M

Lead PI : Mayo Clinic Dr. Oskarsson

Study Sites : Multi-centers in US (approx. 20 sites)

Study Design: Open-Label study

Target Patients: Late-stage ALS patients (ALS history > 36 months) or VC (respiratory function) < 50 %

Dose : 60 mg/day

Treatment Duration : 6 month

Size : N=200

Primary Endpoint : Plasma NfL (Neurofilament Light) Concentration
ALSFRS-R score

Secondary Endpoint: ALSAQ-5 (QOL), Neuro QOL, inflammatory cytokines assay

Study status : Plan to enroll first patient in 2Q 2025

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© MediciNova, Inc.

Positive outcome from first Phase 1/2 GBM study
(MN-166-GBM-1201)

Study Summary

- Single-center (PI: Dr. Wen, Dana-Farber Cancer Institute), Open-Label study
- GBM patients on Standard of Care (TMZ chemo-therapy)
- Treatment: 100 mg/day MN-166 with up to TMZ chemo-therapy 12 cycles
- Total 62 patients (26 recurrent, 36 newly Dx)

	nGBM (N = 36)	rGBM (N =26)
Progression-Free Survival		
PFS6 rate	16 (44.4%)	8 (30.8%)
Median PFS (95% CI)	8.7 months (2.6, 20.5)	2.4 months (1.8, 5.7)
Overall Survival		
OS-6 months	35 (97.2%)	21 (80.8%)
OS-12 months	29 (80.6%)	7 (26.9%)
Median OS (95% CI)	21 months (17.7, 23.0)	8.6 months (7.8, 10.5)


PFS
Censored
Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
250
500
750
1000
1250
aval_day


OS
Censored
Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
250
500
750
1000
1250
aval_day

Results:

MN-166 was safe and well tolerated with TMZ treatment

PFS rate at 6 mo was **higher in the recurrent GBM** cohort than historical control.

Gilbert Youssef at 2024 ASCO

11 © MediciNova, Inc.

MEDICINOVA

Positive outcome from first Phase 2 COVID-19 ARDS risk study (MN-166-COVID19-201 ) Study Summary • Multi-center (PI: Dr. Wyler Dr. Sauler), R(1:1), RCT, DB • Severe hospitalized COVID-19 patients with ARDS risk factor (i.e. Age, Medical History, Obesity) • Treatment: 100 mg/day or placebo 7 days • Total 34 patients randomized Outcome MN-166 (n=17) Placebo (n=17) Difference Recovered from Respiratory Failure by Day 7 12/17 (70.6%) 6/17 ( 35.3%) 35.3% (p=0.0196) Improved NIAID8-point score by Day 7 12/17 (70.6%) 8/17 (47.1%) 23.5% ( p=0.0817) Discharged from hospital by Day 7 11/17 (64.7%) 5/17 (29.4%) 35.3% ( p=0.0196) All cause mortality 0 /17 (0%) 2/17 ( 11.8%) Results: More MN-166 treatment group recovered from respiratory failure and discharged from hospital by Day 7 No deaths from MN-166 group, 2 deaths from placebo group Ref: MN-166-CODIV19-201 CSR © MediciNova, Inc. 12

MN-001 Tipelukast 13

MN-001 Overview

CODE	MN-001
Description	Small Molecule
Chemical Name	Tipelukast
Administrate Route	Oral
Mechanism of Action (MOA)	**Multiple MOA** Leukotriene & 5-lipoxygenase (5-LO) pathway inhibitor PDE (phosphodiesterase) 3,4 inhibitor **Clinical effect** Anti-inflammation Reduce serum triglyceride Reduce CD36 expression and inhibits the uptake of arachidonic acid into hepatocytes


HO
S
O
O
O
O
O
OH

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© MediciNova, Inc.
MEDICINOVA

Positive outcome from first Phase 2 NAFLD/ NASH + HyperTG study (MN-001-NATG-201) Study Summary • Multi-center, Open-Label study in US • NAFLD/NASH patients with Hyper TG • Treatment : 250 mg/day x 4 weeks followed by 500 mg/day x 8 weeks • Total 19 patients enrolled Serum TG level (mg/dL) Serum HDL-C level (mg/dL) Timepoints All subjects With T2DM w/o T2DM All subjects With T2DM w/o T2DM (n=19) (n=10) (n=9) (n=19) (n=10) (n=9) Baseline 345.7 444.7 235.7 38.7 36 41.8 Week 8 206.9 218.8 193.8 41.9 41.7 42.2 Mean % change from - 40.2% -50.8% -17.8% + 8.3% +15.8% +0.9% (p=0.098) (p<0.0002) Baseline (p-value) Results: The subjects with T2DM had a reduction in serum TG levels (-50.82%, p=0.098 ) and significant increase (+ 15.8%, p<0.0002) in HDL-C levels at Week 8 Ref: MN-001-NATG-201 CSR © MediciNova, Inc. 15

Ongoing Phase 2 HyperTG + T2DM + NAFLD study (MN-001-NATG-202)

Study Sites : 2 centers in US

- Jubilee Clinical Research Center
  - PI: Dr. Shin
- South Texas Research Institute
  - PI: Dr. Patil

Study Design : R (1:1), PCT, DB study



Screening up to -8 weeks
Treatment Phase 24 weeks
Follow up 1 week after last dose
Screening
MN-001 (250 mg) tablet bid x 24 weeks
Placebo tablet bid x 24 weeks
Follow up visit

Target Patients : HyperTG + T2DM+ NAFLD

Dose : 500mg/day or placebo

Treatment Duration : 24 Weeks

Size : N=40 (randomized)

Primary Endpoint :	Change from baseline in Controlled Attenuation Parameter score by Fibroscan at Week 24 Change from baseline in fasting serum TG level at Week 24
Secondary Endpoint :	Evaluate the safety and tolerability of MN-001 Evaluate the effect of MN-001 on lipid profile (i.e., HDL-C, LDL-C, total cholesterol level)
Study status :	As of Dec 2024, total 43 enrolled, 26 randomized

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© MediciNova, Inc.

MEDICINOVA

MEDICINOVA

Thank you !

CONTACT:

Yuichi Iwaki, MD, PhD
CEO/President
iwaki@medicinova.com

David H. Crean, PhD
Chief Business Officer
crean@medicinova.com

17 © MediciNova, Inc.